www.dressbarn.com
NEWS RELEASE

FOR IMMEDIATE RELEASE
MARCH 21, 2005

            DRESS BARN REPORTS FISCAL SECOND QUARTER EARNINGS RESULTS


SUFFERN, NY - MARCH 21, 2005 - The Dress Barn, Inc. (NASDAQ - DBRN), a leading national specialty apparel retailer offering quality career and casual fashion apparel at value prices, today announced sales and earnings results for its second fiscal quarter ended January 29, 2005. The earnings results include the operations of Maurices Incorporated from January 2, 2005, the date the Company acquired the 470-store chain. The acquisition is being accounted for under the Purchase Accounting Method with the allocation of the purchase price to assets acquired and liabilities assumed based on estimates of fair value.

Like many other retailers, the Company has reviewed its accounting practices related to store leases and has restated its annual and quarterly financial statements for certain prior periods. The results announced today are in conformity with the recent clarification issued by the Securities and Exchange Commission on store lease accounting practices.

Net earnings for the fiscal quarterly period ended January 29, 2005 were $1.6 million, or $0.05 per diluted share. Earnings were negatively impacted by approximately $2.1 million or $0.07 per diluted share as a result of the acquisition and integration costs related to the Maurices acquisition. Excluding these charges, quarterly earnings would have been $3.7 million or $0.12 per diluted share compared to last year's restated $4.8 million, or $0.16 per diluted share. Net sales for this quarterly period increased 17% to $200.1 million compared to $171.0 million for last year's comparable period ended January 24, 2004. Sales for this quarterly period included Maurices' January, 2005 sales. Same-store sales for this period increased 2% and include Maurices' January same-store sales results in both years.

For the fiscal six months ended January 29, 2005, net earnings were $8.8 million, or $0.29 per diluted share. Earnings were negatively impacted by approximately $2.1 million, or $0.07 per diluted share, as a result of the Maurices acquisition and integration costs. Excluding these costs, earnings would have been $10.9 million or $0.36 per diluted share compared to last year's restated $11.6 million, or $0.39 per diluted share. Net sales for the six-month period ended January 29, 2005 increased 9% to $397.3 million compared to $363.6 million last year. Same-store sales increased 2% and include Maurices' January same-store sales results in both years.

Elliot S. Jaffe, Chairman of the Board, commented: "We are pleased to report quarterly earnings in line with our initial expectations. We are particularly encouraged by the strong early selling of our spring transitional merchandise, which continued to strengthen into February for both Dress Barn and Maurices stores. As we transition into the spring season, our merchandise offerings include more fashion and color than ever before. Overall inventories are in excellent shape and more current with less clearance than a year ago."

"We are particularly excited with the acquisition of Maurices during the quarter, which will diversify our business and provide an important new growth vehicle."

"We are optimistic for a successful spring selling season as a result of the February increased sales performance for both Dress Barn and Maurices, but remain cautious as a result of the potential effect of an early Easter."

As of January 29, 2005, the Company operated 775 Dress Barn stores in 45 states and 473 Maurices stores in 39 states.

The Company will host a conference call Tuesday, March 22, 2005, at 9:00 a.m. Eastern Time to review its second fiscal quarter financial results. The conference call will be webcast by Thomson/CCBN and can be accessed at The Dress Barn, Inc.'s website at www.dressbarn.com. The dial-in number is (617) 614-4927 and the passcode is 39277798. A replay of the call will be available until March 31, 2005 by dialing (617) 801-6888 the passcode is 35099073.

Statements and comments made in the press releases and during the conference call which not historical in nature are "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Such factors may be described in our filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K/A for the fiscal year ended July 31, 2004 and Form 10-Q/A for the fiscal quarter ended October 30, 2004. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized.

The conference call will be recorded on behalf of The Dress Barn, Inc. and consists of copyrighted material. It may not be re-recorded, re-produced, transmitted or re-broadcast, in whole or in part, without the Company's express written permission. Accessing the call or the rebroadcast represents consent to these terms and conditions. Participation in the call serves as consent to having any comments or statements made appear on any transcript, broadcast or rebroadcast of this call.


CONTACT:
Armand Correia
Senior Vice President & CFO
(845) 369-4600

The Dress Barn, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings - Unaudited Dollars in thousands except shares and per share amounts


                                                                                   Thirteen Weeks Ended
                                                                -----------------------------------------------------------
                                                                       January 29,                  January 24,
                                                                              2005                         2004
                                                                -------------------          -------------------
                                                                                                     (restated)
     Net sales                                                            $200,138    100.0%           $171,053     100.0%
     Cost of sales, including
       occupancy and buying costs                                          125,536     62.7%            106,121      62.0%
                                                                -------------------          -------------------
     Gross profit                                                           74,602     37.3%             64,932      38.0%
     Selling, general and
       administrative expenses                                              62,568     31.3%             50,753      29.7%
     Depreciation expense                                                    7,745      3.9%              6,433       3.8%
                                                                -------------------          -------------------
         Operating income                                                    4,289      2.1%              7,746       4.5%

     Interest income                                                            56      0.1%                682       0.4%
     Interest expense                                                      (2,148)     -1.1%            (1,219)      -0.7%
     Other income                                                              382      0.2%                382       0.2%
                                                                -------------------          -------------------
          Earnings before income taxes                                       2,579      1.3%              7,591       4.4%
     Income taxes                                                              942      0.5%              2,769       1.6%
                                                                -------------------          -------------------
          Net earnings                                                      $1,637      0.8%             $4,822       2.8%
                                                                ===================          ===================

     Earnings per share:
             Basic                                                           $0.06                        $0.16
                                                                ===================          ===================
             Diluted                                                         $0.05                        $0.16
                                                                ===================          ===================

     Weighted average shares outstanding:
             Basic                                                          29,699                       29,308
                                                                -------------------          -------------------
             Diluted                                                        30,491                       30,050
                                                                -------------------          -------------------


The Dress Barn, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings - Unaudited Dollars in thousands except shares and per share amounts


                                                                                  Twenty-Six Weeks Ended
                                                                -----------------------------------------------------------
                                                                       January 29,                  January 24,
                                                                              2005                         2004
                                                                -------------------          -------------------
                                                                                                     (restated)
     Net sales                                                            $397,254    100.0%           $363,597     100.0%
     Cost of sales, including
       occupancy and buying costs                                          249,948     62.9%            228,880      62.9%
                                                                -------------------          -------------------
     Gross profit                                                          147,306     37.1%            134,717      37.1%
     Selling, general and
       administrative expenses                                             117,701     29.6%            103,210      28.4%
     Depreciation expense                                                   13,901      3.5%             12,712       3.5%
                                                                -------------------          -------------------
         Operating income                                                   15,704      4.0%             18,795       5.2%

     Interest income                                                           778      0.2%              1,214       0.3%
     Interest expense                                                      (3,408)     -0.9%            (2,571)      -0.7%
     Other income                                                              763      0.2%                763       0.2%
                                                                -------------------          -------------------
          Earnings before income taxes                                      13,837      3.5%             18,201       5.0%
     Income taxes                                                            5,051      1.3%              6,589       1.8%
                                                                -------------------          -------------------
          Net earnings                                                      $8,786      2.2%            $11,612       3.2%
                                                                ===================          ===================

     Earnings per share:
             Basic                                                           $0.30                        $0.40
                                                                ===================          ===================
             Diluted                                                         $0.29                        $0.39
                                                                ===================          ===================

     Weighted average shares outstanding:
             Basic                                                          29,639                       29,253
                                                                -------------------          -------------------
             Diluted                                                        30,420                       29,915
                                                                -------------------          -------------------


The Dress Barn, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets - Unaudited
Dollars in thousands

                                                                       January 29,                  January 24,
ASSETS                                                                        2005                         2004
                                                                -------------------          -------------------
Current Assets:                                                                                      (restated)
    Cash and cash equivalents                                              $34,936                      $50,808
    Restricted cash and investments                                         39,461                            -
    Marketable securities and investments                                    5,726                      130,467
    Merchandise inventories                                                146,359                      100,213
    Deferred tax asset                                                      13,691                       11,154
    Prepaid expenses and other                                              13,296                        5,699
                                                                -------------------          -------------------
        Total Current Assets                                               253,469                      298,341
                                                                -------------------          -------------------
Property and Equipment                                                     235,861                      154,237
Intangible Assets                                                          111,766                            -
Goodwill                                                                   135,774                            -
Other Assets                                                                18,831                        7,775
                                                                -------------------          -------------------
                                                                          $755,701                     $460,353
                                                                ===================          ===================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable- trade                                               $89,294                      $65,051
     Accrued salaries, wages and related expenses                           32,535                       20,492
     Litigation accrual                                                     37,736                       35,632
     Other accrued expenses                                                 31,521                       25,286
     Customer credits                                                       12,677                       10,023
     Income taxes payable                                                        -                        3,515
     Current portion of long-term debt                                      11,061                        1,005
                                                                -------------------          -------------------
        Total Current Liabilities                                          214,824                      161,004
                                                                -------------------          -------------------
Long-Term Debt                                                             236,451                       32,512
Deferred Rent                                                               41,401                       40,183
Shareholders' Equity                                                       263,025                      226,654
                                                                -------------------          -------------------
                                                                          $755,701                     $460,353
                                                                ===================          ===================
